Summary Prospectus – April 27, 2015

JNL/Lazard International Strategic Equity Fund
(formerly, Curian/Lazard International Strategic Equity Fund)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JacksonVariableSeriesTrust. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com. The current Prospectus and SAI, both dated April 27, 2015, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the JNL/Lazard International Strategic Equity Fund (the "Fund") is to seek long-term capital appreciation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.17%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses[3]	1.18%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or the "Adviser").
[2]
Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  The Total Annual Fund Operating Expenses disclosed above do not correlate to the Ratio of Total Expenses to Average Net Assets of the Fund stated in the Financial Highlights because the Ratio of Total Expenses to Average Net Assets does not include Acquired Fund Fees and Expenses.

[3]	Expense information has been restated to reflect current fees.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included.  The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$120	$375	$649	$1,432

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance.    During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies.  Under normal market conditions, the Fund invests at least 80% of its assets (plus any borrowings made for investment purposes) in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in countries represented by the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index that Lazard Asset Management LLC, the Fund's sub-adviser (the "Sub-Adviser"), believes are undervalued based on their earnings, cash flow or asset values.  The Sub-Adviser utilizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The Sub-Adviser believes that stock returns over time are driven by the sustainability and direction of financial productivity, balanced by valuation. However, the Sub-Adviser believes that financial markets will sometimes evaluate these factors inefficiently, presenting investment opportunities balanced by financial productivity.

As of the date of this prospectus, the countries represented by the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.  The Fund may also invest in other developed countries, including Canada, that are not represented in the index.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.

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Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

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Currency risk – Investments in foreign currencies and in securities that trade, or receive revenues, in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency will decline in value relative to the currency being hedged. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

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Depositary receipts risk – Depositary receipts, such as ADRs, GDRs and EDRs, involve many of the same risks as direct investments in foreign securities.  These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and, speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.  Depositary receipts may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.

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Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.

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Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions.  This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets.

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Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the investment manager in using these investment strategies may not produce the returns expected by the investment manager, may cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

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Investment style risk – Value stocks may not increase in price if other investors fail to recognize a security's potential worth, or the factors that are expected to increase the price of a security do not occur. A security's value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer's goods or services.

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Managed portfolio risk – As an actively managed portfolio, the value of the Fund's investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager's investment techniques could fail to achieve the Fund's investment objective or negatively affect the Fund's investment performance.

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Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing the Fund's performance and by showing how the Fund's average annual returns compared with those of a broad-based securities market index that has investment characteristics similar to those of the Fund.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Best Quarter (ended 6/30/2014): 3.76%; Worst Quarter (ended 9/30/2014): -5.36%

Average Annual Total Returns as of December 31, 2014
	1 year	Life of Fund (April 29, 2013)
JNL/Lazard International Strategic Equity Fund	-1.42%	8.34%
MSCI EAFE Index (Net) (reflects no deduction for fees, expenses or taxes)	-4.90%	3.72%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC. Effective April 27, 2015, Jackson National Asset Management, LLC became the Investment Adviser to the Fund.

Sub-Adviser:
Lazard Asset Management LLC ("Lazard")

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Mark Little	April 2013	Portfolio Manager/Analyst, Lazard
Michael A. Bennett	April 2013	Portfolio Manager/Analyst, Lazard
Robin O. Jones	April 2013	Portfolio Manager/Analyst, Lazard
John R. Reinsberg	April 2013	Deputy Chairman, Lazard

Purchase and Redemption of Fund Shares
Only separate accounts and qualified plans of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") and series, including funds of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund.  You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in the Fund or through a qualified plan in which you are a participant.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund's shareholders are separate accounts and qualified plans of Jackson or Jackson NY and mutual funds owned directly or indirectly by them.  Accordingly, the Fund's dividends and other distributions are not taxable to you, the contract owner or plan participant, and no discussion is included about the Federal personal income tax consequences to you.  For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion therein of those consequences.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.